UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 8, 2004

Cotelligent, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27412	94-3173918

(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation	File Number)
655 Montgomery Street, Suite 1000
San Francisco, California	94111

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 415.477.9900

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item   1.01.    Entry into a Material Definitive Agreement.

        The disclosure set forth under Item 2.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item    2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        On October 8, 2004, Cotelligent Inc. (“Cotelligent” or “the Company”) entered into a Contract of Sale Security Agreement, (as amended, the “Agreement”) with CAPCO Financial Company, a division of Greater Bay Bank N.A. (the “Lender”), which established a line of credit for the Company. Under the Agreement, the Company has agreed to sell to the Lender all of its accounts receivable existing as of the date of the Agreement or thereafter created during the term of the Agreement at a discount below face value. The Lender has reserved the sum of $1,000,000 for the purchase of the Company’s accounts receivable and these funds are available daily at the Company’s option, subject to the restriction that the maximum amount available to the Company may not exceed 70% of the accounts receivable that meet the Lender’s eligibility requirements. Funds advanced by the Lender to the Company under the Agreement are subject to a daily fee equal to the Lender’s prime rate plus 4%. The Company has granted the Lender a first priority security interest in all accounts, contract rights, chattel paper, documents, instruments and related general intangibles now owned or hereafter acquired and the proceeds thereof.

        The Agreement has an initial term of 12 calendar months. The Agreement includes customary covenants regarding events of default. Upon an event of default, the Lender may, among other things, declare any amounts outstanding under the Agreement immediately due and payable.

        The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Exhibits
(c) Exhibits.
	Exhibit No.	Description
	10.1	Contract of Sale Security Agreement, dated as of October 8, 2004, between Cotelligent, Inc. and its subsidiaries, and CAPCO Financial Company, a division of Greater Bay Bank N.A., as amended.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTELLIGENT, INC.
By:	/s/ Curtis J. Parker Curtis J. Parker Executive Vice President, Chief Financial Officer, Treasurer & Secretary

Dated: October 14, 2004

EXHIBIT INDEX

Exhibit No.	Description
10.1	Contract of Sale Security Agreement, dated as of October 8, 2004, between Cotelligent, Inc. and its subsidiaries, and CAPCO Financial Company, a division of Greater Bay Bank N.A., as amended.